STATEMENT OF INVESTMENTS
BNY Mellon International Core Equity Fund

June 30, 2024 (Unaudited)

Description	Shares	Value ($)
Common Stocks - 95.0%
Australia - 2.8%
ASX Ltd.	64,511	2,582,117
Brambles Ltd.	60,878	590,088
		3,172,205
Austria - 1.0%
OMV AG	26,730	1,163,953
Bermuda - 2.1%
Hiscox Ltd.	158,538	2,304,691
France - 20.2%
AXA SA	28,450	931,423
BNP Paribas SA	58,054	3,701,155
Cie Generale des Etablissements Michelin SCA	63,762	2,465,804
Compagnie de Saint-Gobain SA	21,064	1,638,198
Klepierre SA	29,855	798,691
LVMH Moet Hennessy Louis Vuitton SE	4,345	3,320,579
Orange SA	217,937	2,183,220
Publicis Groupe SA	26,791	2,851,393
Sanofi SA	33,010	3,179,564
Vinci SA	13,821	1,456,181
		22,526,208
Germany - 9.6%
Allianz SE	5,064	1,407,344
Daimler Truck Holding AG	14,247	567,133
DHL Group	33,637	1,361,330
Evonik Industries AG	66,535	1,357,420
Heidelberg Materials AG	16,976	1,760,231
Mercedes-Benz Group AG	46,256	3,198,660
Muenchener Rueckversicherungs-Gesellschaft AG	2,031	1,015,771
		10,667,889
Hong Kong - .7%
Sun Hung Kai Properties Ltd.	91,000	787,170
Italy - 2.7%
Enel SpA	248,569	1,728,735
Eni SpA	80,823	1,242,445
		2,971,180
Japan - 14.6%
Advantest Corp.	16,500	658,913
Casio Computer Co. Ltd.	219,800	1,641,430
FUJIFILM Holdings Corp.	34,300	802,018
Fujitsu Ltd.	104,600	1,636,386
ITOCHU Corp.	63,900	3,119,340
Mitsubishi Electric Corp.	68,000	1,085,151
Mizuho Financial Group, Inc.	37,500	782,678
Nippon Telegraph & Telephone Corp.	2,460,100	2,321,109

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 95.0% (continued)
Japan - 14.6% (continued)
Renesas Electronics Corp.	65,900		1,232,476
Shionogi & Co. Ltd.	12,000		468,171
Sumitomo Mitsui Financial Group, Inc.	34,000		2,266,455
Trend Micro, Inc.	6,900		280,091
			16,294,218
Netherlands - 7.0%
ASML Holding NV	2,383		2,460,710
ING Groep NV	183,013		3,128,516
Koninklijke Ahold Delhaize NV	75,743		2,238,017
			7,827,243
Norway - .4%
Yara International ASA	15,026	[a]	432,893
Singapore - 1.1%
Singapore Exchange Ltd.	173,600		1,213,664
Spain - .8%
ACS Actividades de Construccion y Servicios SA	20,971		904,644
Switzerland - 5.5%
Kuehne + Nagel International AG	4,734		1,361,529
Novartis AG	14,511		1,553,256
Roche Holding AG	7,585		2,106,358
Sonova Holding AG	3,611		1,115,714
			6,136,857
United Kingdom - 24.3%
BAE Systems PLC	104,090		1,736,859
BP PLC	196,411		1,179,842
British American Tobacco PLC	50,184		1,541,534
Bunzl PLC	14,081		535,774
Burberry Group PLC	56,961		632,055
Diageo PLC	102,154		3,214,763
Ferguson PLC	13,734		2,644,971
GSK PLC	89,043		1,721,594
Rio Tinto PLC	23,697		1,557,979
Shell PLC	131,405		4,707,531
SSE PLC	64,200		1,452,273
Tate & Lyle PLC	224,436		1,696,583
Tesco PLC	373,639		1,445,290
Unilever PLC	56,132		3,083,058
			27,150,106
United States - 2.2%
CRH PLC	33,171		2,472,279
Total Common Stocks (cost $93,685,127)			106,025,200

Exchange-Traded Funds - 1.2%
United States - 1.2%
iShares MSCI EAFE ETF (cost $1,305,501)		16,672	1,305,918
	Preferred Dividend Yield (%)
Preferred Stocks - 1.5%
Germany - 1.5%
Volkswagen AG (cost $2,857,759)	8.52	14,812	1,671,951
Total Investments (cost $97,848,387)		97.7%	109,003,069
Cash and Receivables (Net)		2.3%	2,598,047
Net Assets		100.0%	111,601,116

ETF—Exchange-Traded Fund

a Security, or portion thereof, on loan. At June 30, 2024, the value of the fund’s securities on loan was $428,543 and the value of the collateral was $448,323, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of June 30, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	106,025,200	-	-	106,025,200
Equity Securities - Preferred Stocks	1,671,951	-	-	1,671,951
Exchange-Traded Funds	1,305,918	-	-	1,305,918

† See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”).These securities are generally categorized within Level 2 of the fair value hierarchy.The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At June 30, 2024, accumulated net unrealized appreciation on investments was $11,154,682, consisting of $17,987,466 gross unrealized appreciation and $6,832,784 gross unrealized depreciation.

At June 30, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.